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                                                                   Exhibit 23.1







                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-02247) of United Stationers Inc. and in the related Prospectus of our report dated January 27, 1998, with respect to the consolidated financial statements of United Stationers Inc. and Subsidiaries, included in this Annual Report (Form 10-K) for the year ended December 31, 1997.

                                   /S/ ERNST & YOUNG LLP



Chicago, Illinois
March 6, 1998